NAYA BIOSCIENCES

Corporate Presentation

January 2025

This Presentation is not an Offer or a Representation. This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The information contained herein does not purport to be all-inclusive and The Company nor any of its subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult with your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying solely upon the information contained herein to make any investment decision. The recipient shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making any investment decision. To the fullest extent permitted by law, in no circumstances will the Company or any of its subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved.

NAYA Biosciences (NASDAQ:NAYA)

A Life-Science Portfolio Company Poised for Accelerated Growth & Value Creation


INVO and NAYA
are now
NAYA Biosciences
NAYA NasdaqListed
NAYA
BIOSCIENCES
Nasdaq
on all cylinders"

Expanded, NASDAQ-listed company formed through merger with INVO Bioscience.

Validated hub & spoke model supports acquisition, development, and partnering of high-potential assets

Competitive bifunctional antibody pipeline with multiple clinical readouts in 2025-2027 and potential for leadership in hepatocellular carcinoma (HCC), multiple myeloma, prostate cancer, and autoimmune diseases

Stable, profitable revenues through legacy women's health business (INVO)

Hub & Spoke Model Leverages Shared Resources, Leadership, & Access to Capital

Enables Rapid Acquisition, Development, and Partnering of Assets

NAYA BIOSCIENCES

NASDAQ: NAYA

Technology Spokes

- NAYA BIOLOGICS — *AI-Optimized Antibody Discovery & Development*
- NAYA CLINICAL INTELLIGENCE — *Graph & Generative AI*

Development Spokes

- NAYA THERAPEUTICS — *SOLID TUMORS FRANCHISE*
  - PD1 x VEGF Antibody
  - GPC3 x NKp46 Antibody
- NAYA THERAPEUTICS — *IMMUNOTHERAPY FRANCHISE*
  - CD38 x NKp46 Antibody
- NAYA THERAPEUTICS — *NEW FRANCHISES*
  - *Internally-Developed / Acquired Assets*

Commercial Spokes

- NAYA WOMEN'S HEALTH
  - INVOcell®
  - *New Products*

Promising Therapeutic Portfolio with 2025-2027 Clinical Milestones

Validation of Data at Major Oncology Meetings including AACR, ASH, EHA, ESMO, and SITC

Target	Product Platform	Candidate	Indication	Pre-Clinical	IND Enabling	Phase I/II
GPC3 x NKp46	Flex-NK™ Bifunctional Antibody	NY-303	Hepatocellular Carcinoma			
	Flex-NK™ Bifunctional Antibody	NY-303	Solid & Pediatric Tumors			
CD38 x NKp46	Flex-NK™ Bifunctional Antibody	NY-338	Multiple Myeloma			
	Flex-NK™ Bifunctional Antibody	NY-338	Autoimmune			
PD1 x VEGF	Flex Bifunctional Antibody	NY-500	HCC & Solid Tumors			
PSMA x NKp46	Flex-NK™ Bifunctional Antibody	NY-600	*(mCRPC)* Prostate Cancer			

Companies Engaged in the Development of Bifunctional Antibody Therapeutics

Summit therapeutics	PD1 x VEGF *(Oncology)* Phase II/III	$13.16 Billion Market Cap* *Data demonstrates superior efficacy to Keytruda®****
OTTIMO PHARMA	PD1 x VEGF *(Oncology)* Preclinical (IND Q4'25/Q1'26)	$140 Million Series A Financing Led By Orbimed, Avoro, and Samsara***
CRESCENT BIOPHARMA	PD1 x VEGF *(Oncology)* Preclinical (IND Q4'25/Q1'26)	Implied Valuation: $518 Million** Reverse Merger with NASADAQ: GLYC, $200 Million Financing***
礼新医药 LaNova Medicines	PD1 x VEGF (Oncology) Phase I	Global License Acquired by Merck & Co, $588 Million Upfront, $2.7 Billion Milestones***
BIOTHEUS	PD(L)1 x VEGF (Oncology) Phase II	Acquired by Beyond Tech for $800 Million + $150 Million in Milestones***
Merus	EGFR x LGR5 (Oncology) Phase II/III	$2.9 Billion Market Cap*
JANUX	PSMA T-Cell Engager (Oncology) Phase I	$3.1 Billion Market Cap* Secondary Public Offering ($400 Million)***
BICARA THERAPEUTICS	EGFR/TGF-β *(Oncology* Phase I/IIa completed	$948M Market Cap*, $315 Million IPO @ $1.3B Post-Money***

*Source: Bloomberg, Market Cap based on 12/31/24 Closing Price
** based on Glycomimetics-Crescent post-money merger ratio of 3.1% / 96.9% & Glycomimetics closing price of of $0.25 from 12/31/24
*** based on company press releases (hyperlinked)

Included for informational purposes only. The performance, capital raising and market capitalizations / valuations of the foregoing companies is neither indicative nor predicative of the results of our company. We advise you to carefully review our "Risk Factors" which are included in our filings with the SEC.

Seasoned Entrepreneurial Leadership Team



Steven M. Shum
Chief Executive Officer



Daniel Teper, PharmD, MBA
President



Andrea Goren, MBA
Chief Financial Officer



Dan Chiche, MD
Chief Medical Officer



Patrick Tricoli, PharmD, MBA
Chief Business Officer



Lyn Falconio
Head, NAYA Women's Health



Anna-Baran Djokovic, LLM
SVP, Investor Relations



Armin Rath, PhD
SVP, Product Development



Ravi Kiron, PhD
Head of Strategic Innovation



Vidisha Mohad, PhD
Entrepreneur-in-Residence,

Senior Advisors To Accelerate Strategic Growth

Strategic Advisors


Laurent Audoly, PhD


Prakash Raman, PhD


Gilles Seydoux, PharmD


Mark Rothera, MBA


Rahul Singhvi, DSc, MBA


Alexandra Urman, MPH


Melissa Fensterstock, MBA

Scientific Advisors


Michael Caligiuri, MD


Ola Landgren, MD, PhD


Josep Lovett, MD, PhD


Yaron Ilan, MD


Jean Kadouche, PhD

NAYA THERAPEUTICS

Solid Tumors Franchise

HCC: A Highly Prevalent Cancer Globally with Limited Therapeutic Options

Large Adressable Market for Systemic Therapy



1,400,000
900,000
500,000
2000
2020
2040

Rapid Increase in Liver Cancer Incidence*



Other
20%
HCC
80%

HCC Makes up 75-85% Liver Cancer Cases*

50-60%

*of HCC Patients are Candidates for Systemic Therapy**

70%

*of Candidates for Systemic Therapy are Non/Partial Responders to 1L Therapy***

*Immune Checkpoint Inhibitors in Hepatocellular Carcinoma: Current Strategies and Biomarkers Predicting Response and/or Resistance (hyperlinked)

** Updated efficacy and safety data from IMbrave150 (hyperlinked)

Rapidly-Evolving HCC Treatments Favor Combination Therapy & Bifunctional Antibodies

High Unmet Medical Need for 70% of Non/Partial Responders Despite Significant Advances with New Standard of Care (Atezo-Bev)

2007	2017	2020	2022	2028*
TKIs *(sorafenib)*	**Anti-PD1s** *(pembrolizumab, nivolumab)*	**Anti-PDL1 + Anti-VEGF** *(atezolizumab + bevacizumab)*	**Anti-PD1 + *Anti-CTLA4*** *(nivolumab + tremelimumab)*	**PD1 x VEGF Bifunctional Antibody**
2.3% *Response Rate*	**~13%** *Response Rate*	**30%** *Response Rate*	**20.1%** *Response Rate*	**GPC3 x NKp46 Bifunctional Antibody**
5.5 months *Progression-Free Survival*	**~3 months** *Progression-Free Survival*	**6.9 months** *Progression-Free Survival*	**3.8 months** *Progression-Free Survival*	
10.7 months *Overall Survival*	**~15 months** *Overall Survival*	**19.2 months** *Overall Survival*	**16.4 months** *Overall Survival*	

*Immune Checkpoint Inhibitors in Hepatocellular Carcinoma: Current Strategies and Biomarkers Predicting Response and/or Resistance (hyperlinked)

* projected

NAYA Positioned to be a Leading Player in HCC by 2028 with Next-Generation NY-303 & NY-500 Bifunctional Antibodies



NY-500

PD1 x VEGF

Flex Bifunctional Antibody

Next-Generation First-Line Immunotherapy as an Alternative to Current Standard of Care (Tecentriq + Avastin™)

- AI-optimized bifunctional antibody synergistically blocks PD1 *(immune checkpoint)* & VEGF *(regulation of vessel formation)*
- Benefits of PD1 x VEGF approach demonstrated by recent *ivonescimab* Phase III clinical trials in Lung Cancer
- Initiating phase I/II in HCC in 2026
- *Other potential indications include lung, colorectal, and renal cancers*



NY-303

GPC3 x NKP46

Flex-NK™ Bifunctional Antibody

Next-Generation Second-Line Therapy for Non/Partial Responders to Current Standard of Care (Tecentriq + Avastin™)

- Directly addresses biology of non-responders by targeting both GPC3 & NK cells and making tumors sensitive to PD1 Checkpoint blockade, turning tumors from "cold" to "hot"
- Initiating phase I/II in HCC in 2025
- Potential phase II/III accelerated development in 2027
- *Other potential indications include ovarian, lung, & pediatric cancers*

Llovet, J.M., Kelley, R.K., Villanueva, A. et al. Hepatocellular carcinoma. Nat Rev Dis Primers 7, 6 (2021).
***Han JW et al: Predicting Outcomes of Atezolizumab and Bevacizumab Treatment in Patients with Hepatocellular Carcinoma. Int J Mol Sci. 2023 Jul 22;24(14):11799.*

Targeting HCC with GPC3 & NK Cells with NKp46

GPC3*: A Promising Target

Glypican 3 (GPC3) is an oncofetal protein expressed on 80% of HCC cells & 30-50% of other solid tumors, while predominantly absent in normal adult tissue.

GPC3 blood levels correlate with severity of HCC


GPC3 negative
GPC3 positive
P = 0.031
Overall survival rate
100
80
60
40
20
0
0
1
2
3
4
5
6
7
Years after resection

NKp46**: A Preferred NK Cell Activator

NKp46 is a preferred activating receptor to induce NK cell-mediated immunity in solid tumors.

- Primary driver of natural NK cell cytotoxicity
- Shows sustained expression on NK cells in the tumor micro-environment (TME) while other activating receptors can be down-regulated
- NKp46 binding induces reversal of NK cell exhaustion
- NKp46-induced activation of NK cells drives an increase in infiltrating NK cells in the TME

*Guo M et al. Glypican-3: A New Target for Diagnosis and Treatment of Hepatocellular Carcinoma. J Cancer. 2020 Feb 3;11(8):2008-2021.
*Glypican 3 Overexpression across a Broad Spectrum of Tumor Types Discovered …Kirsten L. et al, The American Journal of Pathology, Sept 2018
** Recognition and Prevention of Tumor Metastasis by the NK Receptor NKp46/NCR (hyperlinked)
**Multifunctional Natural Killer Cell Engagers Targeting NKp46 Trigger Protective Tumor Immunity (hyperlinked)

NY-303 Pre-Clinical Proof of Concept & Unique Reversal of NK-Cell Dysfunction

Immune Synapse:

NK Cell



IL-2R
NKp46
CD16
FLEX™ Engager

Tumor Cell



PB NK + Hep3B
Percentage of Killing (%)
CYT-303
GPC3 mAb
NKp46 mAb
IgG1
ug/ml

In Vitro
Killing Assay



GP1_PBS
GP2_PBNK + IgG (10mg/kg)
GP3_PBNK + CYT303 (2mg/kg)
GP4_PBNK + CYT303 (3mg/kg)
GP5_PBNK + CYT303 (5mg/kg)
GP6_PBNK + CYT303 (10mg/kg)
Tumor Volume (mm³)
Days on Study
mAb injection
PBNK injection

In Vivo
Tumor Model



3rd killing round
Normalized Tumor Abundance (% of Tumor Only)
Time (h)
Tumor Only
NK alone
NK cells
+NY-303 (µg/ml)
10
2
0.4
0.08
+IgG1 (µg/ml)
10
2

Reversal of NK Cell Dysfunction

NY-303 Turns "Cold" Tumors "Hot" by Reducing Active β-Catenin Levels

Reduced β -Catenin Levels



1000000
900000
800000
700000
600000
500000
400000
300000
200000
100000
0
Active □-Catenin Level
hIgG1
NY-303

- GPC3 Makes HCC Tumors "Cold" (Non-Susceptible for Immunotherapy)
- By Reducing Reduced β -Catenin Level, NY-303 Makes them "Hot" (Susceptible), Facilitating Immune Cell Infiltration in Tumor Microenvironment

GPC3 induces HCC proliferation via Wnt/β-catenin pathway



Wnt
Frizzled
GPC3
β-cat

(Ho M *et. al.*, 2011)

- High tumor GPC3 levels are known to be associated with increased Wnt/β-catenin oncogenic signaling resulting in HCC tumor proliferation

Wnt/β-Catenin activation results in T cell exclusion in TME



NO active β-catenin signalling
active β-catenin signalling
CCL4
T cell-inflamed phenotype
non-T cell-inflamed phenotype

(Spranger T and Gajewski T *et. al.*, 2015)

- Wnt/β-catenin signaling activates ATF-3 transcription factor that <u>represses</u> chemokine (CCL4) production and DC migration to tumor resulting in T cell exclusion in TME

High β-catenin associated with non-inflamed T cells in HCC TME



T-cell-inflamed
Intermediate
Non-T-cell-inflamed
HCC (n = 177)
Pearson's r = −0.32
P < 0.0001
CTNNB1 protein
1.0
0.0
−1.0
−2.0
4.0
6.0
8.0
10.0
T-cell-inflamed gene expression signature

(Luke J and Gajewski T *et. al.*, 2019)

- Increased beta catenin levels show reduced T cell inflamed signatures in HCC and other solid tumors (TCGA data)

sitc
Society for Immunotherapy of Cancer

Khairnar V, Li W, Rath A, et al, Journal for ImmunoTherapy of Cancer 2024;12:doi: 10.1136/jitc-2024-SITC2024.1074 (hyperlink)

NY-303 Enables Response in First-Line Therapy (PD-1 Checkpoint) Refractory Patients

NY-303 Down-Modulates GPC3 by Inhibiting AFP & Making the Tumor Susceptible by Inhibiting β-Catenin



NY-303 AFP Reduction
GP1_DPBS
GP2_PBNK + IgG (10mg/kg)
GP3_PBNK + CYT303 (2mg/kg)
GP4_PBNK + CYT303 (3mg/kg)
GP6_PBNK + CYT303 (10mg/kg)
AFP µg/mL (Serum)
2000
1500
1000
500
0
P=0.0140
P=0.0031
P=0.0048
Day 17 post treatment



Wnt/ β-catenin activation
Refractory to PD-1 checkpoint blockade
Progression-free survival (%)
100
75
50
25
0
WNT unaltered
WNT altered
P < 0.0001
0
5
10
15
20
25
Months on IO
JJ Harding et al Clin Can Res 2019

CYT-303 FLEX-NK™engager dose response efficacy mechanisms in HCC tumor model and safety in cynomolgus monkey toxicology studies support clinical evaluation in hepato-cellular carcinoma, Vishal et al, AACR 2022 Poster (hyperlink)



NY-303 Data Supports H1 2025 Initiation of Phase I/IIa Clinical Trials

- Ability to Redirect NK Cells to Kill HCC Tumors Cells
- Enhanced Killing Ability & Reversed Dysfunction of NK Cells
- Improved Tumor Growth Inhibition & Dose-Response in HCC Tumor Models
- Turning "Cold" (Non-Susceptible) Tumors Into "Hot" (Susceptible) Tumors, Facilitating Invasion of Immune Cells to Tumors & Making Them Sensitive to PD1 Checkpoint Blockade
- No Toxicity at up to 20 Times Expected Therapeutic Dose
- Favorable FDA Feedback on CMC & Tox
- PK Supports Weekly Administration in Patients

Khairnar V, Li W, Rath A, et al, Journal for ImmunoTherapy of Cancer 2024;12:doi: 10.1136/jitc-2024-SITC2024.1074
Cancer Res (2023) 83 (7_Supplement): 5667 https://doi.org/10.1158/1538-7445.AM2023-5667

Targeting GPC3 to Enable Response in Patients Refractory to First Line Immunotherapy HCC Treatment (Tecentriq® + Avastin®)

Tecentriq® + Avastin Checkpoint Non-Responders

Tecentriq® + Avastin Checkpoint Responders



a
Treg/Teff high
HR = 1 (0.59–1.8)
P = 0.94
PFS probability
Median 5.56
Median 6.18
Atezo + Bev
Sorafenib
Treg/Teff low
HR = 0.42 (0.22–0.79)
P = 0.007
Median 4.14
Median 9.73
Atezo + Bev
Sorafenib
b
GPC3 high
HR = 1.2 (0.59–2.3)
P = 0.68
PFS probability
Median 6.21
Median 7
Atezo + Bev
Sorafenib
GPC3 low
HR = 0.47 (0.27–0.81)
P = 0.006
Median 4.18
Median 8.81
Atezo + Bev
Sorafenib
c
AFP high
HR = 1.2 (0.68–2.3)
P = 0.48
PFS probability
Median 5.75
Median 6.74
Atezo + Bev
Sorafenib
AFP low
HR = 0.49 (0.28–0.87)
P = 0.014
Median 3.98
Median 7.92
Atezo + Bev
Sorafenib
Time to event (months)
Time to event (months)

Since NY-303 can activate NK cells & reduce HCC tumor burden, high GPC3 & AFP levels can be converted to low GPC3 & AFP signatures that are repsonsive to Atezo + Bev 1st line immunotherapy

Nature Medicine, A Xu et al Nat Med 2022 and GO30140 and IMbrave150 (hyperlink)

Phase I/IIa to Evaluate NY-303 as Monotherapy in 2nd Line HCC Patients at Leading Israeli Academic Centers, with Phase 2a Expansion Planned in the US, EU, and Asia



Hadassah Hospital, Jerusalem


Sheba Medical Center Ranked as a
Newsweek World's Best Hospital for
6 Consecutive Years!
WORLD'S BEST HOSPITALS

Sheba Medical Center, Tel Aviv



Sourasky Medical Center, Tel Aviv

- Initiation of phase I/IIa clinical trials cleared by Israeli Ministry of Health & internal review boards at leading medical academic centers
- Lead investigator: Jonathan Cohen, MD, PhD, Director of Clinical Research at the Sharett Institute of Oncology at Hadassah Hebrew University Medical Center
- Phase I/IIa monotherapy trial to enroll HCC patients not responding to first-line immunotherapy standard of care (check point inhibitors +/- anti-angiogenic drugs, such as Tecentriq + Avastin)
- Phase I/IIa endpoints to include safety, pharmacokinetics, activity markers, preliminary clinical efficacy (overall response rate) and time-to-progression (progression-free survival)
  - Phase I Dose escalation *(4 levels) with weekly administration as long as no disease progression is observed (first patient expected in* ***H1 2025*** *and data by* ***H1 2026****)*
  - Phase 2a *to expand to at academic centers in the US, Europe and Asia starting in 2026 and evaluate both monotherapy and combination with check point inhibitors*
  - Opportunity for fast-track designation *based on phase I/IIa overall response rate & progression-free survival*

NAYA's AI-Optimized PD1 x VEGF Bifunctional Antibody Aiming for HCC Monotherapy Clinical Readouts in 2026

PD1 x VEGF Bifunctional Antibodies Expected to Surpass Standard Anti-PD(L)1 Antibodies in Multiple Oncology Indications

Large Market

$58B

*Forecasted Value of 2025 PD(L)1 Market**

$27.2B

*Keytruda ® (pembrolizumab) 2024 sales***

40

*FDA-approved indications for Keytruda®****

Impressive Clinical Benefits

Anti-PD(L)1 antibodies significantly prolong survival****, shifting immunotherapy to first-line

Ivonescimab (PD1xVEGF) is the first drug to demonstrate superiority in progression-free survival over pembrolizumab *(in a randomized phase 3 in First Line (1L) Non-Small-Cell Lung Cancer)*

Opportunity for NAYA to Lead in HCC

Lead PD1 x VEGF antibodies in Phase III, with focus on Lung & Breast Cancer *(Summit Therapeutics, BioNTech)*

Rapid followers entering Phase I in 2026 *(Ottimo, Crescent, Merck & Co)*

NAYA to target clinical data readouts (2026) with NY-500 in 1L HCC

NAYA to leverage development synergies with clinical development of NY-303 in 2L HCC, non-responders to PD(L)1

** IQVIA (hyperlink)*
***Leading drugs worldwide based on projected 2024 sales (hyperlink)*
****Cancer Research (hyperlink)*
*****Annals of Oncology (hyperlink)*

Included for information purposes to demonstrate the current market for the standard anti-PD(L)1 Antibodies cancer treatment. There is no guarantee that PD1 x VEGF bifunctional antibodies will surpass the standard of care demonstrated by Keytruda, or at all, and even if it does surpass the standard of care, there is no guarantee that sales in PD1 x VEGF bifunctional antibody products generally, or sales in our product candidate, if ever approved, and if any, will surpass those of Keytruda

First PD1 x VEGF Bifunctional Antibody Demonstrates Progression-Free Survival Benefit Over First-Line Immunotherapy (Keytruda®) in Lung Cancer

Immune Checkpoint Breakthrough Data

PD-(L)1 inhibitors have **significantly prolonged survival, shifting 1L treatment** to immunotherapy

- For example, in 1L NSQ NSCLC, addition of pembrolizumab to chemo **significantly improved mOS** (**NR vs 11.3 months**[1] with a **HR of 0.49**).



Patients who survived (%)
100
90
80
70
60
50
40
30
20
10
0
0
3
6
9
12
15
18
24
Months
Pembrolizumab + chemotherapy
Chemotherapy
Hazard ratio for death, 0.49 (P<0.001)

PD1 x VEGF Bifunctional Breakthrough Data

Ivonescimab is the **first drug to demonstrate superiority** in PFS **over pembrolizumab in a randomized Phase 3**

	Ivonescimab	Pembrolizumab
mPFS, mos	11.14	5.82
PFS HR	0.51	
ORR, %	50.0	38.5



Progression-free survival (%)
100
90
80
70
60
50
40
30
20
10
0
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
Time (months)
9-mo: 56%
9-mo: 40%
Median follow-up: 8.67 mos
Ivonescimab
Pembrolizumab

Sources: 2018 Gandhi (NEJM); 2023 Garassino (J Clin Oncol); GlobalData; FactSet; Pembrolizumab FDA Label

Sources: 2024 Zhou (WCLC Presentation on HARMONi-2); Summit Therapeutics; 2018 Paz-Area (NEJM); 2019 Mok (Lancet); 2022 De Castro Jr (J Clin Oncol); Avastin Label

NAYA THERAPEUTICS

Immunotherapy Franchise

NY-338: A Promising CD38-Targeting Bifunctional Antibody for Both Multiple Myeloma & Autoimmune Diseases

Continued Growth of Multiple Myeloma Market Driven by Darzalex® & Biologics

	2023	2030
Multiple Myeloma*	$23B	$33B
Darzalex®* *(Daratumumab)*	$9.7B	$14.7B

Differentiation Opportunity in Established, Competitive Multiple Myeloma Market

Need for new therapies
as Darzalex® now moved to first line

Bifunctional antibodies positioned to address non-responders & eventually challenge Darzalex®
*(3 recent approvals from J&J, Pfizer)***

NY-338 shows key differentiation
compared to both monoclonal & T-cell bifunctional antibodies, including:

- ☑ Longer Half-Life, Increased Potency *(through dual CD38/NK targeting)*
- ☑ Improved Safety *(no CRS / undesirable effects on immune cells)*
- ☑ Low-to-no Fratricide on NK cells

Emerging Opportunity for CD38 in High-Growth Autoimmune Disease Market

Use of CD38 antibodies for autoimmune diseases validated, with:

Early clinical data from Daratumumab (J&J) & Felzartamab (HI-Bio)

*$1.8B Acquisition of HI-Bio by Biogen***, based on Phase II clinical data with felzartamab in orphan autoimmune diseases*

CD38 T-cell engagers in autoimmune diseases a top development priority for IGM Biosciences

*https://www.fiercepharma.com/marketing/analysts-predict-myeloma-market-will-hit-33b-2030-and-tip-1-company-take-lions-share
***https://investors.biogen.com/news-releases/news-release-details/biogen-completes-acquisition-human-immunology-biosciences
**https://pmc.ncbi.nlm.nih.gov/articles/PMC10618718/

Included for informational purposes only. The performance and market capitalizations / valuations of the foregoing companies is neither indicative nor predicative of the results of our company. We advise you to carefully review our "Risk Factors" which are included in our filings with the SEC.

NY-338 Has Overlapping + Distinct Epitope Binding Sites and Gene Expression Profiles Compared to Daratumumab

Differentiated Epitope Binding Sites *



Only CD38 mAb binds
Only Dara binds
CD38 mAb and Dara bind
SKRNIQFSCKNIYR
EKVQTLEAWVIHGG
cell membrane

Differentiated Gene Expression Profiles **

Pathways	Genes	NY-338	Dara
Innate immunity and JAK/STAT cytokine Signaling	GZMK IFI35 STAT 1,2,3,4	+ + +	+ + +
Inhibition receptors	TIGIT KIR3DL2	+ -	+ -
Lymphocyte activation Receptors	CD96 CD244 CD2	+ + +	- - -
Leukocyte migration and chemotaxis	PECAM-1 CCL8 CXCL1	- - -	+ + +

Source: Daratumumab from Literature, NY-338 from INternal NAYA Data
**M Weers et al. J. Immunol 2011; H Lee et al*
***Biochem Biophys Res Comm 2021*

NY-338 Pre-Clinical Proof of Concept & Unique Reversal of NK Cell Dysfunction

Immune Synapse:

NK Cell



IL-2R
NKp46
CD16
FLEXTM Engager

Tumor Cell

Superior Killing vs First Line

In Vitro Killing Assay



PBNK + MM1S
Percentage of killing (%)
60
40
20
0
10
0.4
0.016
0
µg/mL

Improved Survival

In Vivo tumor model



% Survival
100
50
0
Vehicle
NK + hIgG1
NK + CYT-338
0
10
20
30
40
50
60
70
Days post tumor inoculation

Reversal of NK Cell Dysfunction

3 rounds of killing assays



3rd killing round
Normalized Tumor Abundance (% of Tumor Only)
120
100
80
60
40
20
0
0 4 8 12 16 20 24 28 32 36 40
Time (h)
Tumor Only
NK alone
NK cells +CYT-338 (µg/ml)
10
2
0.4
0.08
+IgG1 (µg/ml)
10
2

Lin L, Chang H-M, Nakid C, Frankel S, Wu D, Kadouche J, et al. P842: NOVEL MULTIFUNCTIONAL TETRAVALENT CD38 NKP46 FLEX-NK ENGAGERS ACTIVELY TARGET AND KILL MULTIPLE MYELOMA CELLS. HemaSphere. 2022;6:736-7.

NY-338 Demonstrates Improved Profile Compared to Daratumumab



CYT-338
Daratumuab
Anti-CD38 mAb
hIgG1
% NK Cell Fratricide
55
45
35
25
15
5
-5
100
50
10
2
0.4
0.08
Antibody Conc. (μg/mL)



NK cells
Monocytes
B cells
T cells
CYT-338
Daratumumab
IgG1
μg/ml

- NY-303 shows significant lower-to-no NK fratricide compared to Daratumumab
- NY-303 shows lower immune cell depletion compared to Daratumumab
- NY-303 shows low-to-no cytokine release (CRS)

AMERICAN SOCIETY OF HEMATOLOGY

Lin L, Chang H-M, Nakid C, Frankel S, Wu D, Kadouche J, et al. P842: NOVEL MULTIFUNCTIONAL TETRAVALENT CD38 NKP46 FLEX-NK ENGAGERS ACTIVELY TARGET AND KILL MULTIPLE MYELOMA CELLS. HemaSphere. 2022;6:736-7.

Proposed Mechanism of Action for NY-338's Differentiated Profile vs. Daratumumab

NY-338 Showed Lower Fratricide, Immune Subset Depletion, and Cytokine Release

- NY-338 engagement of NK cells activates NKp46 signaling and neutralizes CD38-mediated apoptosis and ADCC of NK cells.
- NY-338 co-engagement of NKp46 & CD38 on NK cells sequesters NY-338 more to NK cells compared to other CD38+ immune cell subsets, minimizing activation and depletion of these cell types.
- NY-338 also minimizes cytokine release by these immune cells compared to Daratumumab.



NY-338
Daratumumab
NK Cell
CD38
CD16
NKp46
IgG
CD16
CD38
NKp46
NK Cell
CD38-mediated NK cell apoptosis and ADCC
NKp46 activation rescues CD38-mediated NK cell apoptosis and ADCC

Novel Multifunctional Tetravalent CD38 NKp46 FLEX-NKTMEngagers Actively Target and Kill Multiple Myeloma Cells, Liang Lin et al, AACR Poster Presentation, 2022

NY-338 Has Potential to Emerge as New Option in Multiple B-Cell Autoimmune Diseases

- **Validated B-Cell Approach**
  Therapeutics Approved in Rheumatoid Arthritis & Systemic Lupus Erythematous (Rituximab™, Belimumab™, Anifrolumab™)

- **CD38 Biology Highly-Differentiated**
  from CD19 & BCMA-Targeted approaches

- **CD38 Uniquely Inhibits Plasma Cells & Type I IFN pDCs**
  (Plasmacytoid Dendritic Cells) in Autoimmunity

- **Potential for Expansion to Multiple Indications**
  Positive Clinical Data in Multiple Orphan Autoimmune Indications with Felzartamab (CD38 mAb) leads to Biogen acquisition of HI-Bio

- **Opportunity for Unique Positioning**
  in Indications & Patient Segments where NK Activation Beneficial

The NEW ENGLAND JOURNAL of MEDICINE

BRIEF REPORT

Targeting CD38 with Daratumumab in Refractory Systemic Lupus Erythematosus

nature medicine

Article https://doi.org/10.1038/s41591-023-02479-1

Daratumumab monotherapy for refractory lupus nephritis

The NEW ENGLAND JOURNAL of MEDICINE

ORIGINAL ARTICLE

A Randomized Phase 2 Trial of Felzartamab in Antibody-Mediated Rejection

N Engl J Med 2020;383:1149-1155 DOI: 10.1056/NEJMoa2023325
Roccatello, D., Fenoglio, R., Caniggia, I. et al. , Nat Med 29, 2041–2047 (2023). https://doi.org/10.1038/s41591-023-02479-1
N Engl J Med 2024;391:122-132 DOI: 10.1056/NEJMoa2400763

NAYA BIOSCIENCES

Investment Considerations

Multiple Anticipated Clinical Milestones in 2025-2027


*estimated timing
2025
2026
2027
NY-303
GPC3 x NKp46
for HCC
★FPI Phase 1/2a Data ★
★FPI Phase 2B
NY-500
PD1 x VEGF
for HCC
IND-enabling studies ★
★ FPI Phase 1/2a Data ★
★FPI Phase 2B
NY-338
CD38 x NKp46
for Multiple Myeloma
IND-enabling studies ★
★FPI Phase 1/2a Data ★
★FPI Phase 2B
NY-338
CD38 x NKp46
for Autoimmune Diseases
IND-enabling studies ★
Phase 0 ★
★ FPI Phase 1/2a Data ★
★FPI Phase 2B

Achieving Competitive Product Profiles with 4 Bifunctional Antibodies in 2025-27



NY-303

GPC3 x NKp46 Bifunctional Antibody

2nd-Lne Monotherapy in HCC in Patients Not Responding to 1st Line Checkpoint Inhibitors



NY-500

PD1 x VEGF Bifunctional Antibody

AI-Optimized, US-Developed Monotherapy with Clinical Data in 1st-Line HCC



NY-338

CD38 x NKp46 Bifunctional Antibody

Potential for Differentiation to Darzalex & T-Cell Engagers in Multiple Myeloma & Autoimmune Diseases



NY-600

PSMA x NKp46 Bifunctional Antibody

Potential for Differentiation to T-Cell Engagers, Antibody Drug Conjugates, and Radio Immunotherapeutics in metastatic Castration Resistant Prostate Cancer (mCRPC)

NAYA Biosciences (NASDAQ:NAYA)

A Life-Science Portfolio Company Poised for Accelerated Growth & Value Creation


INVO and NAYA
are now
NAYA Biosciences
NAYA NasdaqListed
NAYA
BIOSCIENCES
Nasdaq
ENA GOMEZ
on all cylinders"

Expanded, NASDAQ-listed company formed through merger with INVO Bioscience.

Validated hub & spoke model supports acquisition, development, and partnering of high-potential assets

Competitive bifunctional antibody pipeline with multiple clinical readouts in 2025-2027 and potential for leadership in hepatocellular carcinoma (HCC), multiple myeloma, prostate cancer, and autoimmune diseases

Stable, profitable revenues through legacy women's health business (INVO)